                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

     Set forth below is a list of all of the subsidiaries of Dura Automotive Systems, Inc. Unless otherwise indicated, all of the subsidiaries are wholly owned. If indented, the company is a subsidiary of the company under which it is listed.

                                                                                           JURISDICTION
NAME                                                                                        FORMATION
----                                                                                     ---------------
Dura Operating Corp...................................................................   Delaware
   Dura Operating Canada LP (11)......................................................   Ontario
   Dura Automotive Systems of Indiana, Inc............................................   Indiana
   Autopartes Excel de Mexico, S.A. de C.V. (12)......................................   Mexico
   Dura de Mexico, S.A. de C.V........................................................   Mexico
   Dura Global Technologies, Inc......................................................   Michigan
   Mark I Molded Plastics of Tennessee, Inc...........................................   Tennessee
      Patent Licensing Clearinghouse, LLC.............................................   Deleware
   Dura Aircraft Operating Company, LLC...............................................   Michigan
      Automotive Aviation Partners LLC (7)............................................   Minnesota
   Dura Brake Systems, LLC............................................................   Michigan
   Dura G.P. (13).....................................................................   Delaware
   Dura Services, LLC.................................................................   Michigan
   Dura Mancelona, LLC................................................................   Michigan
   Dura Fremont, LLC..................................................................   Michigan
   Dura Gladwin, LLC..................................................................   Michigan
   Dura Shifter, LLC..................................................................   Michigan
   Atwood Automotive, Inc.............................................................   Michigan
      Dura Cables North, LLC..........................................................   Delaware
      Dura Cables South, LLC..........................................................   Delaware
   Atwood Mobile Products, Inc........................................................   Illinois
      Creation Group Holdings, Inc....................................................   Indiana
         Creation Group Transportation, Inc...........................................   Indiana
         Kemberly, Inc................................................................   Indiana
            Kemberly, LLC.............................................................   Indiana
         Creation Group, Inc..........................................................   Indiana
               Spec-Temp, Inc.........................................................   Ohio
               Creation Windows, Inc..................................................   Pennsylvania
                  Creation Windows, LLC...............................................   Pennsylvania
      Dura Vehicle Components Co., Ltd. (3)...........................................   China
   Dura Ganxiang Automotive Systems (Shanghai) Co., Ltd.(10)..........................   China
   Dura/Excel do Brasil Ltda..........................................................   Brazil
      Dura Automotive Systems do Brasil Ltda..........................................   Brazil
   Dura UK Limited....................................................................   UK
      Trident Automotive Limited......................................................   UK
         Dura Holdings Limited........................................................   UK
            Adwest Electronics, Inc...................................................   Delaware
            Dura Automotive Limited...................................................   UK
            Dura Cables Limited.......................................................   UK
         ACK Controls, Inc. (4).......................................................   Delaware
         Spicebright Limited..........................................................   UK
            Dura Spicebright, Inc.(5).................................................   Michigan

                                                                                           JURISDICTION
NAME                                                                                        FORMATION
----                                                                                     ---------------
            Moblan Investments, B.V...................................................   The Netherlands
            Dura Automotive Holding Verwaltungs GmbH..................................   Germany
   Dura Automotive Canada ULC.........................................................   Nova Scotia
      Dura Ontario Inc................................................................   Ontario
      Dura Automotive Systems Cable Operations, Inc...................................   Delaware
      Universal Tool & Stamping Company, Inc..........................................   Indiana
      Dura Canada, L.P (14)...........................................................   Ontario
         Dura Automotive Systems (Canada), Ltd........................................   Ontario
            Dura Holdings ULC.........................................................   Nova Scotia
            Dura Holdings Canada LP (15)..............................................   Ontario
               Dura Automotive Systems S.A.S. ........................................   France
                  Dura Automotive Systemes Europe S.A.S...............................   France
                     Dura Automotive Holding GmbH & Co KG (1).........................   Germany
                        Dura Automotive Grundstuckverwaltung GmbH.....................   Germany
                        Dura Automotive Systems Einbeck GmbH..........................   Germany
                           Dura Automotive Systems Rotenburg GmbH.....................   Germany
                        Dura Automotive Systems GmbH..................................   Germany
                        Reiche GmbH...................................................   Germany
                        Duratronics GmbH (18).........................................   Germany
                        Dura Systems, LTD.............................................   UK
            Trident Automotive Limited................................................   Ontario
            Trident Automotive L.P (16)...............................................   Delaware
               Trident Automotive Canada Co...........................................   Nova Scotia
                  Trident Automotive L.L.C............................................   Delaware
   Dura Holding Germany GmbH..........................................................   Germany
      Dura Automotive Control Systems GmbH............................................   Germany
      Dura Automotive Body & Glass Systems GmbH & Co..................................   Germany
         Dura Automotive Selbecke Leisten & Blenden GmbH..............................   Germany
         Dura Automotive Plettenberg Leisten und Blenden GmbH.........................   Germany
         Dura Automotive Karosseriekomponenten GmbH...................................   Germany
         Dura Automotive Plettenberg Glasmodule GmbH..................................   Germany
         Dura Automotive Plettenberg Kunststoffteile GmbH.............................   Germany
         Dura Automotive Plettenberg Werkzeugbau-und Werkserhaltungs GmbH.............   Germany
         Dura Automotive Handels-und Beteiligungsgesellschaft GmbH....................   Germany
            Dura Automotive GmbH Projektgesellschaft..................................   Germany
            Dura Automotive Body & Glass Systems UK Ltd...............................   UK
               Dura Shifter Systems UK Ltd. (6).......................................   UK
            Dura Automotive Portuguesa Industria de Componentes para Automovels Lda...   Portugal
            Dura Automotive Body & Glass Systems Components, S.R.O (8)................   Slovakia
            Dura Automotive Systems CZ s.r.o..........................................   Czech Republic
               Dura Automotive CZ k.s. (9)............................................   Czech Republic
            Dura Automotive Glass UK Ltd..............................................   UK
            Dura Automotive Finarzierungsgesellschaft GmbH (17).......................   Germany
            Dura Automotive Romania SRL...............................................   Romania
            Dura Auto Holding Spain, S.L. (2).........................................   Spain

            Dura Automotive, Barcelona, S.L...........................................   Spain
            Dura Automotive, Pamplona, S.L............................................   Spain
            Dura Automotive Automocion S.L............................................   Spain

(1) 88.43% owned by Dura Automotive Systemes Europe S.A.S. and 11.56% owned by Dura Holding Germany GmbH

(2) 67.3% owned by Dura Automotive Handels und Beteiligungs GmbH, 31.89% owned by Moblan Investments BV and .81% owned by Spicebright Limited

(3)  90% owned by Atwood Mobile Products, Inc.

(4)  12.68% owned by Trident Automotive Limited

(5)  57% owned by Spicebright Limited and 43% owned by Moblan Investments, B.V.

(6) 50% owned by Dura Automotive Body & Glass Systems UK Ltd. And 50% owned by Dura Automotive Systems (Canada) Ltd.

(7) 75% owned by Dura Aircraft Operating Company, LLC and 25% owned by Dura Automotive Systems, Inc.

(8) 80% owned by Dura Automotive Handels und Beteiligungs GmbH and 20% owned by Dura Holding Germany GmbH.

(9) 99% owned by Dura Automotive Systems CZ sro and 1% owned by Dura Holdings Germany GmbH

(10) 55% owned by Dura Operating Corp.

(11) 99.9% owned by Dura Operating Corp. and .1% owned by Dura Automotive Systems of Indiana, Inc.

(12) 99% owned by Dura Operating Corp. and 1% owned by Atwood Automotive, Inc.

(13) 99.9% owned by Dura Operating Corp. and .1% owned by Atwood Automotive,
     Inc.

(14) 99.9% owned by Dura Automotive Canada ULC and .1 % owned by Dura Ontario, Inc.

(15) 99.9% owned by Dura Automotive Systems (Canada) Ltd and .1 % owned by Dura Holdings ULC

(16) 99.9% owned by Dura Automotive Systems (Canada) Ltd and .1 % owned by Trident Automotive Ltd.

(17) 100% of the vote owned by Dura Automotive Handels und Beteiligungs GmbH. 50% of the value owned by Dura Automotive Handels und Beteiligungs GmbH, 25% of the value owned by Dura Automotive Portuguesa Industria de Componentes para Automovels Lda and 25% of the value owned by Dura Automotive CZ k.s.

(18) 50% owned by Dura Automotive Holding GmbH & Co. KG.